AQUILA ROCKY MOUNTAIN EQUITY FUND

                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                              Dated April 30, 2002

         The Special Promotion described under the caption "Redemption of CDSC Class A Shares" has been extended through September 30, 2002 or until the net assets of the Fund reach $9 million, whichever occurs sooner.

                   The date of this supplement is July 1, 2002